                                                                 EXHIBIT 10(aa)

                                                                 CONFORMED COPY


                                 AMENDMENT NO. 1
                                       TO
                           FIVE-YEAR CREDIT AGREEMENT

      This AMENDMENT NO. 1, dated as of March 5, 2002 (this "AMENDMENT"), is made by and among VIACOM INC., a Delaware corporation ("VIACOM"), the entity listed on the signature pages of this Amendment as a "Subsidiary Borrower" (the "SUBSIDIARY BORROWER"; Viacom and the Subsidiary Borrower being referred to herein, collectively, as the "BORROWERS"), the banks listed on the signature pages of this Amendment as "Lenders" (the "LENDERS"), and JPMORGAN CHASE BANK (as successor to The Chase Manhattan Bank), as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

                             PRELIMINARY STATEMENT:

      Viacom, the Subsidiary Borrower, Viacom International Inc., a Delaware corporation ("VIACOM INTERNATIONAL"), the Lenders, the Administrative Agent, Salomon Smith Barney Inc., as Syndication Agent, and Fleet National Bank and Bank of America, N.A., as Co-Documentation Agents, previously entered into that certain Five-Year Credit Agreement, dated as of March 7, 2001 (the "EXISTING AGREEMENT"; the Existing Agreement, as amended by this Amendment, being referred to herein as the "AMENDED AGREEMENT"). The Borrowers now wish to amend the Existing Agreement in certain particulars. The Required Lenders and the Administrative Agent have agreed to such amendments, on the terms and conditions set forth herein. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned such terms in the Existing Agreement):

      SECTION 1. AMENDMENTS TO EXISTING AGREEMENT. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

      (a) NEW DEFINITIONS. The following new definitions are hereby added to
Section 1.1 in the appropriate alphabetical order:

            "364-DAY FACILITY EXPOSURE" shall mean on any day the aggregate principal amount of Loans (as defined in the 364-Day Credit Agreement) outstanding under the 364-Day Credit Agreement on such day.

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                                                                               2

            "364-DAY FACILITY TOTAL COMMITMENT" shall mean on any day the Total Commitment (as defined in the 364-Day Credit Agreement) (or, on any day after termination of the Commitments (as defined in the 364-Day Credit Agreement), the Total Commitment in effect immediately preceding such termination) under the 364-Day Credit Agreement on such day.

      (b) COMMITMENT UTILIZATION PERCENTAGE. The definition of "COMMITMENT UTILIZATION PERCENTAGE" contained in Section 1.1 is hereby amended in its entirety to read as follows:

            "COMMITMENT UTILIZATION PERCENTAGE" shall mean on any day the percentage equivalent to a fraction (i) the numerator of which is the sum of (A) the Total Revolving Facility Exposure, including the aggregate outstanding principal amount of Letters of Credit, Swingline Loans and Competitive Loans, PLUS (B) the Total Canadian Facility Exposure, PLUS (C) the 364-Day Facility Exposure, and (ii) the denominator of which is the sum of (A) the sum of the Total Revolving Commitment and the Total Canadian Commitment (or, on any day after termination of the Commitments, the Total Revolving Commitment and the Total Canadian Commitment in effect immediately preceding such termination) PLUS (B) the 364-Day Facility Total Commitment.

      (c) 364-DAY CREDIT AGREEMENT. The definition of "364-DAY CREDIT AGREEMENT" contained in Section 1.1 is hereby amended in its entirety to read as follows:

            "364-DAY CREDIT AGREEMENT" shall mean the 364-Day Credit Agreement, dated as of March 5, 2002, among Viacom, Viacom International, each subsidiary borrower party thereto, the lenders party thereto, JPMorgan Chase Bank, as administrative agent, Salomon Smith Barney Inc., as syndication agent, and Fleet National Bank and Bank of America, N.A., as co-documentation agents, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when, and only when, (a) the 364-Day Credit Agreement (as defined in Section 1(c) above) shall have become effective pursuant to the terms thereof and (b) the Administrative Agent shall have received (i) counterparts of this Amendment executed by Viacom, the Subsidiary Borrower, the Required Lenders and the Administrative Agent (PROVIDED, that any Lender that executes the 364-Day Credit Agreement (as defined in Section 1(c) above) shall be deemed to have delivered a counterpart of this Amendment), and (ii) the consent of Viacom International,

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                                                                               3


substantially in the form of Exhibit A hereto (the "CONSENT"), duly executed by an authorized officer of Viacom International.

      SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWERS. Viacom hereby represents and warrants, and the Subsidiary Borrower hereby represents and warrants (to the extent specifically applicable to the Subsidiary Borrower), as follows:

      (a) NO BREACH, ETC. None of the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Amended Agreement and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of any Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which Viacom or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of Viacom or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument.

      (b) CORPORATE ACTION. Each Borrower has all necessary corporate power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Amended Agreement; the execution and delivery by each Borrower of this Amendment, and the performance by each Borrower of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate action on such Borrower's part; this Amendment has been duly and validly executed and delivered by each Borrower; and each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (c) APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by each Borrower of this Amendment or for the validity or enforceability hereof.

      SECTION 4. REFERENCE TO AND EFFECT ON THE EXISTING AGREEMENT. (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement; and
(ii) each reference in any other Loan Document to "the Credit

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                                                                               4


Agreement", "thereunder", "thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

      (b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

      SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which constitute an original but all of which when taken together shall constitute but one contract. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. SEVERABILITY. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 8. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.




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                                                                             S-1


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              VIACOM INC.



                              By       /s/ Robert G. Freedline
                                ---------------------------------
                                 Name:  Robert G. Freedline
                                 Title: Vice President and Treasurer


                              FAMOUS PLAYERS INC., a Canadian company, as a Subsidiary Borrower


                              By       /s/ Michael D. Fricklas
                                ---------------------------------
                                 Name:  Michael D. Fricklas
                                 Title: Executive Vice President and Secretary



                              JP MORGAN CHASE BANK, as Administrative Agent and as agent for the Lenders party to the 364-Day Credit Agreement


                              By       /s/ Thomas H. Kozlark
                                ---------------------------------
                                 Name:  Thomas H. Kozlark
                                 Title: Vice President



       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement
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                                                                             S-2


                              LENDERS

                              JP MORGAN CHASE BANK, as a Lender



                              By       /s/ Thomas H. Kozlark
                                ---------------------------------
                                 Name:  Thomas H. Kozlark
                                 Title: Vice President


                              JP MORGAN CHASE BANK, TORONTO BRANCH, as a
                              Lender



                              By       /s/ Thomas H. Kozlark
                                ---------------------------------
                                 Name:  Thomas H. Kozlark
                                 Title: Vice President


                              CITIBANK, N.A., as a Lender



                              By       /s/ Carolyn A. Kee
                                ---------------------------------
                                 Name:  Carolyn A. Kee
                                 Title: Vice President


                              CITIBANK CANADA, as a Lender



                              By       /s/ Adam Shepard
                                ---------------------------------
                                 Name:  Adam Shepard, Director
                                 Title: GRB/Toronto




       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement
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                                                                             S-3


                              BANK OF AMERICA, N.A., as a Lender



                              By       /s/ Thomas J. Kane
                                ---------------------------------
                                 Name:  Thomas J. Kane
                                 Title: Principal


                              BANK OF AMERICA, N.A.
                              (acting through its Canada branch),
                              as a Lender


                              By       /s/ Nelson Lam
                                ---------------------------------
                                 Name:  Nelson Lam
                                 Title: Vice President


                              FLEET NATIONAL BANK, as a Lender



                              By       /s/ Laura Neenan
                                ---------------------------------
                                 Name:  Laura Neenan
                                 Title: Vice President


                              SUMITOMO MITSUI BANKING CORPORATION, as a
                              Lender



                              By       /s/ Leo E. Pagarigan
                                ---------------------------------
                                 Name:  Leo E. Pagarigan
                                 Title: Vice President


                              THE BANK OF NEW YORK, as a Lender



                              By       /s/ John R. Ciulla
                                ---------------------------------
                                 Name:  John R. Ciulla
                                 Title: Vice President


       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement

                              THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK
                              BRANCH, as a Lender



                              By       /s/ Jeffrey Millar
                                ---------------------------------
                                 Name:  Jeffrey Millar
                                 Title: Authorized Signatory


                              DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender



                              By       /s/ William McGinty
                                ---------------------------------
                                 Name:  William McGinty
                                 Title: Director


                              By       /s/ Christopher Hall
                                ---------------------------------
                                 Name:  Christopher Hall
                                 Title: Managing Director


                              DEUTSCHE BANK CANADA AG, Canada Branch, as a
                              Lender


                              By       /s/ Jens Lohmueller
                                ---------------------------------
                                 Name:  Jens Lohmueller
                                 Title: Vice President


                              By       /s/ Robert A. Johnston
                                ---------------------------------
                                 Name:  Robert A. Johnston
                                 Title: Vice President



       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement

                              THE DAI-ICHI KANGYO BANK LTD., as a Lender



                              By       /s/ Yudesh Sohan
                                ---------------------------------
                                 Name:  Yudesh Sohan
                                 Title: Credit Officer


                              THE FUJI BANK, LIMITED, as a Lender



                              By       /s/ Raymond Ventura
                                ---------------------------------
                                 Name:  Raymond Ventura
                                 Title: Senior Vice President


                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, NEW YORK BRANCH, as a Lender


                              By
                                ---------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA, as a Lender


                              By       /s/ Brenda S. Insull
                                ---------------------------------
                                 Name:  Brenda S. Insull
                                 Title: Authorized Signatory


                              BARCLAYS BANK PLC, as a Lender



                              By       /s/ Daniele Iacovone
                                ---------------------------------
                                 Name:  Daniele Iacovone
                                 Title: Director



       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement

                              UFJ BANK LIMITED, as a Lender



                              By
                                ---------------------------------
                                 Name:
                                 Title:


                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender



                              By       /s/ William E. Lambert
                                ---------------------------------
                                 Name:  William E. Lambert
                                 Title: Vice President


                              By       /s/ Michael S. Greenberg
                                ---------------------------------
                              Name:    Michael S. Greenberg
                              Title:   Associate


                              MELLON BANK, N.A., as a Lender



                              By       /s/ Raghunatha Reddy
                                ---------------------------------
                                 Name:  Raghunatha Reddy
                                 Title: Lending Officer


       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement
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                                                                             S-7


                              CREDIT SUISSE FIRST BOSTON, as a Lender



                              By       /s/ David L. Sawyer
                                ---------------------------------
                                 Name:  David L. Sawyer
                                 Title: Director


                              By       /s/ Ian W. Nalitt
                                ---------------------------------
                                 Name:  Ian W. Nalitt
                                 Title: Associate


                              CREDIT SUISSE FIRST BOSTON, as a
                              Lender through its Toronto office



                              By       /s/ W. M. McFarland
                                ---------------------------------
                                 Name:  W. M. McFarland
                                 Title: Vice President


                              By       /s/ Peter Chauvin
                                ---------------------------------
                                 Name:  Peter Chauvin
                                 Title: Vice President


                              BANK ONE, NA, as a Lender



                              By       /s/ Curtis R. Worthington
                                ---------------------------------
                                 Name:  Curtis R. Worthington
                                 Title: Associate Director


                              BANK ONE, NA, Canada Branch, as a Lender



                              By       /s/ Curtis R. Worthington
                                ---------------------------------
                                 Name:  Curtis R. Worthington
                                 Title: Associate Director


       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement
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                                                                             S-8

                              THE ROYAL BANK OF SCOTLAND PLC, as a Lender



                              By       /s/ Clark McGinn
                                ---------------------------------
                                 Name:  Clark McGinn
                                 Title: Senior Vice President


                              WACHOVIA BANK, N.A., as a Lender



                              By       /s/ John G. Taylor
                                ---------------------------------
                                 Name:  John G. Taylor
                                 Title: Vice President


                              WESTDEUTSCHE LANDESBANK GIRONZENTRALE,
                              NEW YORK BRANCH, as a Lender



                              By       /s/ Lucie Guernsey
                                ---------------------------------
                                 Name:  Lucie Guernsey
                                 Title: Director


                              By       /s/ Lisa Walker
                                ---------------------------------
                                 Name:  Lisa Walker
                                 Title: Associate Director



       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement

                              LLOYDS TSB BANK PLC, as a Lender



                              By       /s/ Windsor R. Davies
                                ---------------------------------
                                 Name:  Windsor R. Davies
                                 Title: Director, Corporate Banking, USA
                                        D061


                              By       /s/ Catherine Rankin
                                ---------------------------------
                                 Name:  Catherine Rankin
                                 Title: Assistant Vice President,
                                        Corporate Banking, USA
                                        B027


                              THE NORINCHUKIN BANK, NEW YORK BRANCH, as a
                              Lender


                              By       /s/ Fumiaki Ono
                                ---------------------------------
                                 Name:  Fumiaki Ono
                                 Title: General Manager


                              SUNTRUST BANK, as a Lender



                              By
                                ---------------------------------
                                 Name:
                                 Title:


       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement
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                                                                            S-10

                              ABN AMRO BANK N.V., as a Lender



                              By       /s/ David Carrington
                                ---------------------------------
                                 Name:  David Carrington
                                 Title: Group Vice President


                              By       /s/ Thomas Cha
                                ---------------------------------
                                 Name:  Thomas Cha
                                 Title: Assistant Vice President


                              UBS AG, STAMFORD BRANCH, as a Lender



                              By       /s/ Patricia O'Kicki
                                ---------------------------------
                                 Name:  Patricia O'Kicki
                                 Title: Director
                                        Banking Products Services


                              By       /s/ Wilfred V. Saint
                                ---------------------------------
                                 Name:  Wilfred V. Saint
                                 Title: Associate Director
                                        Banking Products
                                        Services, US


                              MERRILL LYNCH BANK USA, as a Lender



                              By       /s/ D. Kevin Imlay
                                --------------------------------
                                 Name:  D. Kevin Imlay
                                 Title: Senior Credit Officer


       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement

                              NATIONAL AUSTRALIA BANK LIMITED, as a Lender



                              By       /s/ Eduardo Salazar
                                ---------------------------------
                                 Name:  Eduardo Salazar
                                 Title: Director






       Signature Page to Amendment No. 1 to the Five-Year Credit Agreement
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                                                                       EXHIBIT A


                                     CONSENT

      The undersigned, as a guarantor under Section 8.2 of that certain Five-Year Credit Agreement, dated as of March 7, 2001 (the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among Viacom, Inc., Viacom International Inc., the Subsidiary Borrowers designated from time to time, the Lenders parties thereto, JPMorgan Chase Bank (successor to The Chase Manhattan Bank), as Administrative Agent, Salomon Smith Barney Inc., as Syndication Agent, and Fleet National Bank and Bank of America, N.A., as Co-Documentation Agents, (i) hereby consents to Amendment No. 1, dated as of March 5, 2002, to the Credit Agreement, and (ii) hereby confirms and agrees that the guarantee contained in Section 8.2 of the Credit Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, on and after the effective date of said Amendment No. 1, each reference in Section 8.2 of the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by said Amendment No. 1.

March 5, 2002                 VIACOM INTERNATIONAL INC.



                              By       /s/ Robert G. Freedline
                                -------------------------------------
                                 Name:  Robert G. Freedline
                                 Title: Vice President and Treasurer